Personnel expenses	12 Months Ended
Dec. 31, 2022
Personnel expenses
Personnel expenses

16. Personnel expenses

Personnel expenses included in cost of sales, research and development, and selling and administrative expenses are comprised of the following:

PERSONNEL EXPENSES

	Year Ended December 31,
	2022	2021	2020

	(€ in thousands)
Wages and salaries	12,888	11,490	11,568
Employee stock option plan	65	304	671
Social security contributions	2,684	2,391	2,289
Total	15,637	14,185	14,528

voxeljet AG offers to its employees a defined contribution plan called “MetallRente”. The contributions paid by the Company amounted to kEUR 56, kEUR 59 and kEUR 65 for the years ended December 31, 2022, 2021 and 2020, respectively and is presented within social security contributions. The employer’s contribution into the mandatory defined contribution plan (publicly administered contribution plan) amounted to kEUR 781, kEUR 719 and kEUR 754 for the years ended December 31, 2022, 2021, and 2020, respectively.